                                                                   EXHIBIT 10.16

                                 ESCROW AGREEMENT
                                 ----------------

  This Escrow Agreement (this "Escrow Agreement") is made as of __________ ___, 2000 by and among The Bank of New York, a New York banking corporation as escrow agent (the "Escrow Agent"), America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, and Banco Itau, S.A. ("Itau"), a Brazilian banking institution, in connection with, among other documents, a Strategic Interactive Services and Marketing Agreement, dated as of the date hereof, among AOLA, AOLB and Itau (the "Marketing Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Marketing Agreement.

  WHEREAS, as more fully described in the Marketing Agreement, Itau has undertaken certain marketing commitments with respect to AOLA's and AOLB's Brazilian internet online service, including, without limitation, the requirement to make certain Reference Payments to AOLA if such service fails to achieve certain levels of Verified Members and Verified Revenues as of certain dates.

  WHEREAS, as more fully described in the Marketing Agreement, Itau has also undertaken to pay to AOLA liquidated damages in an amount up to $[76% of IPO price] (the "Termination Fee") in the event that Itau commits a Material Itau Breach under the Marketing Agreement.

  WHEREAS, to secure payment by Itau of any Reference Payments under the Marketing Agreement (including, without limitation, Acceleration Payments), Itau is delivering to the Escrow Agent the following five (5) promissory notes (copies of which are attached hereto as Exhibit A), each made payable to AOLA
                                        ---------
and dated as of the date hereof (collectively, the "Reference Payment Notes (Brazil)"):

     Promissory note in the maximum principal amount of $[first year maximum] (the "First Anniversary Reference Payment Note (Brazil)")

     Promissory note in the maximum principal amount of $[second year maximum] (the "Second Anniversary Reference Payment Note (Brazil)")

     Promissory note in the maximum principal amount of $[third year maximum] (the "Third Anniversary Reference Payment Note (Brazil)")

     Promissory note in the maximum principal amount of $[fourth year maximum] (the "Fourth Anniversary Reference Payment Note (Brazil)")

     Promissory note in the maximum principal amount of $[fifth year maximum] (the "Fifth Anniversary Reference Payment Note (Brazil)")

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  WHEREAS, to further secure payment by Itau of any Reference Payments under the
Marketing Agreement (including, without limitation, Acceleration Payments), Itau is delivering to the Escrow Agent the following five (5) promissory notes
(copies of which are attached hereto as Exhibit B) each dated as of the date
                                        ---------
hereof, made by Banco Itau S.A., Grand Cayman Branch, a branch of Itau doing business in the Cayman Islands, in favor of AOLA (collectively, the "Reference Payment Notes (Caymans)"):

     Promissory note in the maximum principal amount of $[first year maximum] (the "First Anniversary Reference Payment Note (Caymans)")

     Promissory note in the maximum principal amount of $[second year maximum] (the "Second Anniversary Reference Payment Note (Caymans)")

     Promissory note in the maximum principal amount of $[third year maximum] (the "Third Anniversary Reference Payment Note (Caymans)")

     Promissory note in the maximum principal amount of $[fourth year maximum] (the "Fourth Anniversary Reference Payment Note (Caymans)")

     Promissory note in the maximum principal amount of $[fifth year maximum] (the "Fifth Anniversary Reference Payment Note (Caymans)")

  WHEREAS, to secure payment by Itau of any Termination Fee under the Marketing Agreement, Itau is delivering to the Escrow Agent the following five (5) promissory notes (copies of which are attached hereto as Exhibit C), each made
                                                         ---------
payable to AOLA and dated as of the date hereof (collectively, the "Termination Fee Notes (Brazil)"):

     Promissory note in the maximum principal amount of $[first year maximum] (the "First Anniversary Termination Fee Note (Brazil)")

     Promissory note in the maximum principal amount of $[second year maximum] (the "Second Anniversary Termination Fee Note (Brazil)")

     Promissory note in the maximum principal amount of $[third year maximum] (the "Third Anniversary Termination Fee Note (Brazil)")

     Promissory note in the maximum principal amount of $[fourth year maximum] (the "Fourth Anniversary Termination Fee Note (Brazil)")

     Promissory note in the maximum principal amount of $[fifth year maximum] (the "Fifth Anniversary Termination Fee Note (Brazil)")

  WHEREAS, to further secure payment by Itau of any Termination Fee under the Marketing Agreement, Itau is delivering to the Escrow Agent the following five
(5) promissory notes (copies
of which are attached hereto as Exhibit D) each dated as of the date hereof,
                                ---------
made by Banco Itau S.A., Grand Cayman Branch, a branch of Itau doing business in the Cayman Islands, in favor of AOLA (collectively, the "Termination Fee Notes (Caymans)"):

     Promissory note in the maximum principal amount of $[first year maximum] (the "First Anniversary Termination Fee Note (Caymans)")

     Promissory note in the maximum principal amount of $[second year maximum] (the "Second Anniversary Termination Fee Note (Caymans)")

     Promissory note in the maximum principal amount of $[third year maximum] (the "Third Anniversary Termination Fee Note (Caymans)")

     Promissory note in the maximum principal amount of $[fourth year maximum] (the "Fourth Anniversary Termination Fee Note (Caymans)")

     Promissory note in the maximum principal amount of $[fifth year maximum] (the "Fifth Anniversary Termination Fee Note (Caymans)")

  NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  1.  Definitions.
      -----------

(a) "Anniversary Date" shall mean each calendar anniversary date of the Launch Date, provided, however, if with respect to a particular Anniversary Date,
           --------  -------
     AOLA, AOLB and Itau deliver a certificate to the Escrow Agent in the form of Exhibit E attached hereto (an "Anniversary Date Certificate"), such
        ---------
     Anniversary Date shall be the date set forth in such certificate; provided,
                                                                       --------
     further, however, if the Escrow Agent shall receive a decision of an
     -------  -------
     arbitrator appointed under Sections 1.5 or 2.2 of the Marketing Agreement or of a court of competent jurisdiction, which decision determines an Anniversary Date under the Marketing Agreement, the Anniversary Date shall be the date set by such arbitral or judicial decision. If an Anniversary Date is extended beyond the date that would be the calendar anniversary date of the Launch Date, then all subsequent Anniversary Dates, unless extended in accordance with the provisions of this Section 1(a), shall be the calendar anniversary date of such extended Anniversary Date.

(b) "Business Day" shall mean any day other than Saturday, Sunday or a day on which banks in New York, N.Y. or Sao Paulo, Brazil, are required or permitted to close.

(c)  "Launch Date" shall mean April 23, 2001; provided, however, if AOLA, AOLB
                                              --------  -------
     and Itau deliver a certificate to the Escrow Agent in the form of Exhibit F
                                                                       ---------
     attached hereto (a "Launch Date Certificate"), the Launch Date shall be the date set forth in such certificate;

     provided, further, however, if the Escrow Agent shall receive a decision of
     --------  -------  -------
     an arbitrator appointed under the Marketing Agreement or of a court of competent jurisdiction, which decision determines the Launch Date under the Marketing Agreement, the Launch Date shall be the date set by such arbitral or judicial decision.

  2.  Establishment of Escrow.
      -----------------------

(a)  Appointment of Escrow Agent.  AOLA, AOLB and Itau hereby appoint the Escrow
     ---------------------------
     Agent as escrow agent to serve in such capacity in accordance with the provisions of this Escrow Agreement. The Escrow Agent hereby accepts such appointment.

(b)  Receipt of Marketing Agreement.  The Escrow Agent hereby acknowledges
     ------------------------------
     receipt of a copy of the Marketing Agreement. Except for reference thereto for definitions of certain terms not defined herein, the Escrow Agent is not charged with any duties or responsibilities with respect to, and shall not otherwise refer to, the Marketing Agreement. In the event of a conflict between the provisions of this Escrow Agreement and the provisions of the Marketing Agreement relating to the subject matter of this Escrow Agreement, the provisions of this Escrow Agreement shall govern such conflict.

(c)  Delivery of Notes.  Itau has herewith delivered to the Escrow Agent and the
     -----------------
     Escrow Agent hereby acknowledges receipt of the original Reference Payment Notes (Brazil), the Reference Payment Notes (Caymans), the Termination Fee Notes (Brazil), and the Termination Fee Notes (Caymans) (collectively, the "Notes").

  3.  Custody of Notes.  Unless otherwise directed in writing by AOLA, AOLB and
      ----------------
Itau, the Notes shall be held by the Escrow Agent in a vault or similar secure location. The Notes held by the Escrow Agent pursuant to the provisions hereof shall be for the exclusive benefit of AOLA, AOLB and their successors and assigns, and no other person or entity shall have any right, title or interest therein other than Itau`s right to receive delivery of such documents as provided herein.

  4.  Release of Reference Payment Notes From Escrow Upon Receipt of Audit
      --------------------------------------------------------------------
Certificate.
-----------

(a) Within three (3) Business Days of receipt of a completed and signed certificate in the form of Exhibit G attached hereto (an "Audit Certificate
                                ---------
     (Reference Payments)"), stating that (i) a Reference Payment has been computed by the Auditor in accordance with the Marketing Agreement as of a particular Anniversary Date, or (ii) the Auditor has concluded that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of a particular Anniversary Date, the Escrow Agent shall send written notification in the form of Exhibit H
                                                                     ---------
     attached hereto (a "Notice of Entitlement to Release of Notes") by facsimile to AOLA, AOLB and Itau setting the forth the date that the Escrow Agent received the Audit Certificate (Reference Payments) and attaching a copy of the Audit Certificate (Reference Payments) received by the Escrow Agent, and

  (1) (A) if such Audit Certificate (Reference Payments) states that (i) a Reference Payment greater than $0 has been computed as of the first Anniversary Date, or (ii) that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of the first Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the First Anniversary Reference Payment Note (Brazil) or the First Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

(B) if such Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to $0 as of the first Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to Itau the First Anniversary Reference Payment Note (Brazil) and the First Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

  (2) (A) if such Audit Certificate (Reference Payments) states that (i) a Reference Payment greater than $0 has been computed as of the second Anniversary Date, or (ii) that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of the second Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Second Anniversary Reference Payment Note (Brazil) or the Second Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

(B) if such Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to $0 as of the second Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to Itau the Second Anniversary Reference Payment Note (Brazil) and the Second Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

  (3) (A) if such Audit Certificate (Reference Payments) states that (i) a Reference Payment greater than $0 has been computed as of the third Anniversary Date, or (ii) that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of the third Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Third Anniversary Reference Payment Note (Brazil) or the Third Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

(B) if such Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to $0 as of the third Anniversary Date, then, within three

     (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to Itau the Third Anniversary Reference Payment Note (Brazil) and the Third Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

  (4) (A) if such Audit Certificate (Reference Payments) states that (i) a Reference Payment greater than $0 has been computed as of the fourth Anniversary Date, or (ii) that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of the fourth Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Fourth Anniversary Reference Payment Note (Brazil) or the Fourth Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

(B) if such Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to $0 as of the fourth Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to Itau the Fourth Anniversary Reference Payment Note (Brazil) and the Fourth Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

  (5) (A) if such Audit Certificate (Reference Payments) states that (i) a Reference Payment greater than $0 has been computed as of the fifth Anniversary Date, or (ii) that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of the fifth Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Fifth Anniversary Reference Payment Note (Brazil) or the Fifth Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

(B) if such Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to $0 as of the fifth Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to Itau the Fifth Anniversary Reference Payment Note (Brazil) and the Fifth Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service.

(b) Whenever any of the Reference Payment Notes (Brazil) or the Reference Payment Notes (Caymans) are released from escrow to AOLA and AOLB in accordance with the provisions of Section 4(a) above,

(1) the Note selected by AOLA and AOLB to be released from escrow shall be referred to as the "Released Reference Payment Note," and the Note that is not selected by AOLA and AOLB to be released from escrow shall be referred to as the "Retained Reference Payment Note;" and

(2) except as provided in Section 11 hereof, the Retained Reference Payment Note shall not be released from escrow and shall remain in the custody of the Escrow Agent.

  5.  Release of Reference Payment Notes On Account of Acceleration Payment.
      ----------------------------------------------------------------------

(a) Within three (3) Business Days of receipt by the Escrow Agent of an arbitrator's decision or award finding that Itau is obligated under the Marketing Agreement to pay an Acceleration Payment on account of the occurrence of a Material Payment Breach, the Escrow Agent shall send a Notice of Entitlement to Release of Notes by facsimile to AOLA, AOLB and Itau setting forth the date that the Escrow Agent received such decision or award and attaching a copy of such decision or award received by the Escrow Agent, and

(1) if such decision or award states that the Material Payment Breach first occurred as a result of Itau's failure to pay a Reference Payment owing as of the First Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their written instruction, either
     (i) the First, Second, Third, Fourth and Fifth Reference Payment Notes (Brazil), or (ii) the First, Second, Third, Fourth and Fifth Reference Payment Notes (Caymans), by hand delivery or by reputable overnight mail service;

(2) if such decision or award states that the Material Payment Breach first occurred as a result of Itau's failure to pay a Reference Payment owing as of the Second Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their written instruction, either
     (i) the Second, Third, Fourth and Fifth Reference Payment Notes (Brazil), or (ii) the Second, Third, Fourth and Fifth Reference Payment Notes (Caymans), by hand delivery or by reputable overnight mail service;

(3) if such decision or award states that the Material Payment Breach first occurred as a result of Itau's failure to pay a Reference Payment owing as of the Third Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their written instruction, either
     (i) the Third, Fourth and Fifth Reference Payment Notes (Brazil), or (ii) the Third, Fourth and Fifth Reference Payment Notes (Caymans), by hand delivery or by reputable overnight mail service;

(4) if such decision or award states that the Material Payment Breach first occurred as a result of Itau's failure to pay a Reference Payment owing as of the Fourth Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their written instruction, either (i) the Fourth and Fifth Reference Payment Notes (Brazil), or (ii) the Fourth and Fifth Reference Payment Notes (Caymans), by hand delivery or by reputable overnight mail service;

(5) if such decision or award states that the Material Payment Breach first occurred as a result of Itau's failure to pay a Reference Payment owing as of the Fifth Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their written instruction, either
     (i) the Fifth Reference Payment Notes (Brazil), or (ii) the Fifth Reference Payment Notes (Caymans), by hand delivery or by reputable overnight mail service;

(b) Whenever either the series of Reference Payment Notes (Brazil) or the series of Reference Payment Notes (Caymans) are released from escrow to AOLA and AOLB in accordance with the provisions of Section 5(a) above,

(1) the series of Notes selected by AOLA and AOLB to be released from escrow shall be referred to as the "Released Acceleration Payment Notes," and the series of Notes that is not selected by AOLA and AOLB to be released from escrow shall be referred to as the "Retained Acceleration Payment Notes;" and

(2) except as provided in Section 11 hereof, the Retained Acceleration Payment Notes shall not be released from escrow and shall remain in the custody of the Escrow Agent; and

  6.  Release of Reference Payment Notes From Escrow Upon Lapse of Time.
      -----------------------------------------------------------------

(a) If, on the second Anniversary Date, all of the following conditions are satisfied, the First Anniversary Reference Payment Note (Brazil) and the First Anniversary Reference Payment Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the second Anniversary Date by hand delivery or by reputable overnight mail service:

(i) neither the First Anniversary Reference Payment Note (Brazil) nor the First Anniversary Reference Payment Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 4 hereof,

(ii) the Escrow Agent has not received an Audit Certificate (Reference Payments) that computes a Reference Payment as of the first Anniversary Date that is greater than $0, and

(iii)  the Escrow Agent has not received a certificate in the form of Exhibit I
                                                                      ---------
attached hereto (a "Claim Certificate") stating that AOLA and AOLB have made a claim that relates to the First

     Anniversary Reference Payment Note (Brazil) or the First Anniversary Reference Payment Note (Caymans).

(b) If, on the third Anniversary Date, all of the following conditions are satisfied, the Second Anniversary Reference Payment Note (Brazil) and the Second Anniversary Reference Payment Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the third Anniversary Date by hand delivery or by reputable overnight mail service:

(i) neither the Second Anniversary Reference Payment Note (Brazil) nor the Second Anniversary Reference Payment Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 4 hereof,

(ii) the Escrow Agent has not received an Audit Certificate (Reference Payments) that computes a Reference Payment as of the second Anniversary Date that is greater than $0, and

(iii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Second Anniversary Reference Payment Note (Brazil) or the Second Anniversary Reference Payment Note (Caymans).

(c) If, on the fourth Anniversary Date, all of the following conditions are satisfied, the Third Anniversary Reference Payment Note (Brazil) and the Third Anniversary Reference Payment Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the fourth Anniversary Date by hand delivery or by reputable overnight mail service:

(i) neither the Third Anniversary Reference Payment Note (Brazil) nor the Third Anniversary Reference Payment Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 4 hereof,

(ii) the Escrow Agent has not received an Audit Certificate (Reference Payments) that computes a Reference Payment as of the third Anniversary Date that is greater than $0, and

(iii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Third Anniversary Reference Payment Note (Brazil) or the Third Anniversary Reference Payment Note (Caymans).

(d) If, on the fifth Anniversary Date, all of the following conditions are satisfied, the Fourth Anniversary Reference Payment Note (Brazil) and the Fourth Anniversary Reference Payment Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the fifth Anniversary Date by hand delivery or by reputable overnight mail service:

(i) neither the Fourth Anniversary Reference Payment Note (Brazil) nor the Fourth Anniversary Reference Payment Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 4 hereof,

(ii) the Escrow Agent has not received an Audit Certificate (Reference Payments) that computes a Reference Payment as of the fourth Anniversary Date that is greater than $0, and

(iii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Fourth Anniversary Reference Payment Note (Brazil) or the Fourth First Anniversary Reference Payment Note (Caymans).

(e) If, on the sixth Anniversary Date, all of the following conditions are satisfied, the Fifth Anniversary Reference Payment Note (Brazil) and the Fifth Anniversary Reference Payment Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the sixth Anniversary Date by hand delivery or by reputable overnight mail service:

(i) neither the Fifth Anniversary Reference Payment Note (Brazil) nor the Fifth Anniversary Reference Payment Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 4 hereof,

(ii) the Escrow Agent has not received an Audit Certificate (Reference Payments) that computes a Reference Payment as of the fifth Anniversary Date that is greater than $0, and

(iii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Fifth Anniversary Reference Payment Note (Brazil) or the Fifth Anniversary Reference Payment Note (Caymans).

  7.  Release of Reference Payment Notes From Escrow Upon Release of Termination
      --------------------------------------------------------------------------
Fee Notes.  If at any time, any of the Termination Fee Notes are released from
---------
escrow and delivered to AOLA, AOLB or Itau pursuant to the terms of this Escrow Agreement, then within three (3)

Business Days thereafter, all of the Reference Payment Notes (Brazil) and the Reference Payment Notes (Caymans) shall be released from escrow and shall be delivered to Itau by hand delivery or by reputable overnight mail service.

  8.  Release of Termination Fee Notes From Escrow On Account of Arbitration
      ----------------------------------------------------------------------
Award.
------

(a) Within three (3) Business Days of receipt by the Escrow Agent of an arbitrator's decision or award finding that Itau is obligated under the Marketing Agreement to pay any Termination Fee, the Escrow Agent shall send a Notice of Entitlement to Release of Notes by facsimile to AOLA, AOLB and Itau setting forth the date that the Escrow Agent received such decision or award and attaching a copy of such decision or award received by the Escrow Agent, and

(1) if such decision or award states that it is rendered in whole or in part on account of conduct by Itau occurring between the Launch Date and the first Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their written instruction, either the First Anniversary Termination Fee Note (Brazil) or the First Anniversary Termination Fee Note (Caymans) by hand delivery or by reputable overnight mail service;

(2) if such decision or award states that it is rendered in whole or in part on account of conduct by Itau occurring between the first Anniversary Date and the second Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Second Anniversary Termination Fee Note (Brazil) or the Second Anniversary Termination Fee Note (Caymans) by hand delivery or by reputable overnight mail service;

(3) if such decision or award states that it is rendered in whole or in part on account of conduct by Itau occurring between the second Anniversary Date and the third Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Third Anniversary Termination Fee Note (Brazil) or the Third Anniversary Termination Fee Note (Caymans) by hand delivery or by reputable overnight mail service;

(4) if such decision or award states that it is rendered in whole or in part on account of conduct by Itau occurring between the third Anniversary Date and the fourth Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Fourth Anniversary Termination Fee Note (Brazil) or the Fourth Anniversary Termination Fee Note (Caymans) by hand delivery or by reputable overnight mail service; or

(5) if such decision or award states that it is rendered in whole or in part on account of conduct by Itau occurring between the fourth Anniversary Date and the fifth

     Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Fifth Anniversary Termination Fee Note (Brazil) or the Fifth Anniversary Termination Fee Note (Caymans) by hand delivery or by reputable overnight mail service.

(b) Whenever any of the Termination Fee Notes are released from escrow to AOLA and AOLB in accordance with the provisions of Section 8(a) above,

(1) the Note selected by AOLA and AOLB to be released from escrow shall be referred to as the "Released Termination Fee Note," and the Note that is not selected by AOLA and AOLB to be released from escrow shall be referred to as the "Retained Termination Fee Note;"

(2) except as provided in Section 11 hereof, the Retained Termination Fee Note shall not be released from escrow and shall remain in the custody of the Escrow Agent; and

(3) all Termination Fee Notes other than the Released Termination Fee Note and the Retained Termination Fee Note shall be released from escrow and, within three (3) Business Days thereof, shall be delivered by the Escrow Agent to Itau by hand delivery or by reputable overnight mail service.

(c) Within three (3) Business Days of receipt by the Escrow Agent of an arbitrator's decision finding that Itau is not obligated under the Marketing Agreement to pay any Termination Fee, (i) the Escrow Agent shall send written notification by facsimile to AOLA, AOLB and Itau of the date that the Escrow Agent received such decision, including a copy of such decision received by the Escrow Agent, and (ii) all of the Termination Fee Notes (Brazil) and the Termination Fee Notes (Caymans) shall be released from escrow and shall be delivered by the Escrow Agent to Itau by hand delivery or by a reputable overnight mail service.

  9.  Release of Termination Fee Notes From Escrow Upon Lapse Of Time.
      ---------------------------------------------------------------

(a) If, on the second Anniversary Date, all of the following conditions are satisfied, the First Anniversary Termination Fee Note (Brazil) and the First Anniversary Termination Fee Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the second Anniversary Date by hand delivery or by reputable overnight mail service:

(i) neither the First Anniversary Termination Fee Note (Brazil) nor the First Anniversary Termination Fee Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 8 hereof, and

(ii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the First Anniversary Termination Fee Note (Brazil) or the First Anniversary Termination Fee Note (Caymans).

(b) If, on the third Anniversary Date, all of the following conditions are satisfied, the Second Anniversary Termination Fee Note (Brazil) and the Second Anniversary Termination Fee Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the third Anniversary Date by hand delivery or by reputable overnight mail service:

(i) neither the Second Anniversary Termination Fee Note (Brazil) nor the Second Anniversary Termination Fee Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 8 hereof, and

(ii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Second Anniversary Termination Fee Note (Brazil) or the Second Anniversary Termination Fee Note (Caymans).

(c) If, on the fourth Anniversary Date, all of the following conditions are satisfied, the Third Anniversary Termination Fee Note (Brazil) and the Third Anniversary Termination Fee Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the fourth Anniversary Date by hand delivery or by reputable overnight mail service:

(i) neither the Third Anniversary Termination Fee Note (Brazil) nor the Third Anniversary Termination Fee Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 8 hereof, and

(ii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Third Anniversary Termination Fee Note (Brazil) or the Third Anniversary Termination Fee Note (Caymans).

(d) If, on the fifth Anniversary Date, all of the following conditions are satisfied, the Fourth Anniversary Termination Fee Note (Brazil) and the Fourth Anniversary Termination Fee Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the fifth Anniversary Date by hand delivery or by reputable overnight mail service:

(i) neither the Fourth Anniversary Termination Fee Note (Brazil) nor the Fourth Anniversary Termination Fee Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 8 hereof, and

(ii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Fourth Anniversary Termination Fee Note (Brazil) or the Fourth First Anniversary Termination Fee Note (Caymans).

(e) If, on the sixth Anniversary Date, all of the following conditions are satisfied, the Fifth Anniversary Termination Fee Note (Brazil) and the Fifth Anniversary Termination Fee Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the sixth Anniversary Date by hand delivery or by reputable overnight mail service:

(i) neither the Fifth Anniversary Termination Fee Note (Brazil) nor the Fifth Anniversary Termination Fee Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 8 hereof, and

(ii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Fifth Anniversary Termination Fee Note (Brazil) or the Fifth Anniversary Termination Fee Note (Caymans).

  10.  Release of Notes Upon Non-Compliance With Caymans Financial Test.
       ----------------------------------------------------------------

(a) Within three (3) Business Days of the receipt by the Escrow Agent of a certificate by an auditor in the form of Exhibit J attached hereto (an
                                              ---------
     "Audit Certificate (Caymans Financial Test)"), stating that Itau does not comply with the Caymans Financial Test, (i) there shall be released from escrow, and the Escrow Agent shall deliver to AOLA and AOLB by hand delivery or by reputable overnight mail service, at the written election of AOLA and AOLB, either the Termination Fee Note (Brazil) or the Termination Fee Note (Caymans) listed in such Audit Certificate (Caymans Financial
     Test), and (ii) if, pursuant to clause (i) above, AOLA and AOLB elect to have released from escrow a Termination Fee Note (Brazil), then there shall be released from escrow, and the Escrow Agent shall deliver to AOLA and AOLB by hand delivery or by reputable overnight mail service, the Reference Payment Notes (Brazil) listed in such Audit Certificate (Caymans Financial
     Test), or if, pursuant to clause (i) above, AOLA and AOLB elect to have released from escrow a Termination Fee Note (Caymans), then there shall be released from escrow, and the Escrow Agent shall deliver to AOLA and AOLB by hand delivery or by reputable overnight mail service, the Reference Payment Notes (Caymans) listed in such Audit Certificate (Caymans Financial
     Test).

(b) The Notes to be released from escrow in accordance with Section 10(a) above shall be referred to as the "Released CFT Notes," and the Notes that are not released from escrow shall be referred to as the "Retained CFT Notes."

(c) Except as provided in Section 11 hereof, the Retained CFT Notes shall not be released from escrow and shall remain in the custody of the Escrow Agent.

  11.  Exchange of Released Note(s) for Retained Note(s).
       -------------------------------------------------

(a) At any time that AOLA and AOLB have possession of a Released Reference Payment Note, a Released Termination Fee Note, the Released Acceleration Payment Notes or the Released CFT Notes (each such Note or Notes being hereinafter referred to as the "Released Note" or the "Released Notes"), AOLA and AOLB may exchange such Released Reference Payment Note for the Retained Reference Payment Note, may exchange such Released Termination Fee Note for the Retained Termination Fee Note, may exchange all of such Released Acceleration Payment Notes for all of the Retained Acceleration Payment Notes, and may exchange all of such Released CFT Notes for the Retained CFT Notes (each such Note or Notes for which the Released Note or Notes may be exchanged being hereinafter referred to as the "Retained Note" or the "Retained Notes"). Upon such exchange, (i) the Retained Note or Notes shall be released from escrow and the Escrow Agent shall deliver the Retained Note or Notes to AOLA and AOLB by hand delivery or by reputable overnight mail service, and (ii) the Escrow Agent shall take custody of the Released Note or Notes, and shall hold such Released Note or Notes in accordance with the provisions of Section 3 hereof. Immediately after such exchange, for purposes of this Escrow Agreement, the Retained Note or Notes delivered to AOLA and AOLB in accordance with the immediately preceding sentence shall be deemed to be the Released Note or Notes, and the Released Note or Notes over which the Escrow Agent has taken custody pursuant to the immediately preceding sentence shall be deemed to be the Retained Note or Notes. AOLA and AOLB may conduct unlimited exchanges of Released Notes for Retained Notes in accordance with the terms of this Section.

(b) Pursuant to the terms of the Marketing Agreement, under certain circumstances after a Released Note or Notes have been released from escrow and delivered to AOLA and AOLB pursuant to the terms of this Escrow Agreement, Itau is entitled to substitute a Substituted Reference Payment Note for a Released Reference Payment Note, a Substituted Termination Fee Note for a Released Termination Fee Note, a Substituted Acceleration Payment Note for all of the Released Acceleration Payment Notes, and a Substituted CFT Note for all of the Released CFT Notes. The parties hereto agree that, if Itau shall make any such substitutions (all of which substitutions shall be made directly among AOLA, AOLB and Itau without the involvement of the Escrow Agent), for all purposes under this Escrow Agreement, any such substituted note or notes shall be deemed to be the corresponding Released Note or Notes for which such substitution was made, notwithstanding the fact that such substituted note or notes may state a different principal amount than the Released Note or Notes or that more than one note may be substituted for a single note. AOLA, AOLB and Itau shall notify the Escrow Agent in writing if any such substitutions are made, and shall identify the substituted note and the Released Note or Notes for which such substitution was made.

  12.  Release of All Notes on Termination Date.  All Notes in the custody of
       ----------------------------------------
the Escrow Agent as of the Termination Date shall be released from escrow and shall be delivered to Itau within three (3) Business Days thereof by hand delivery or by reputable overnight mail service.

  13.  Release of Notes By Consent.  At any time, AOLA, AOLB and Itau may, by
       ---------------------------
mutual agreement, direct the Escrow Agent to release one of more of the Notes by delivering to the Escrow Agent a certificate in the form of Exhibit K attached
                                                            ---------
hereto (a "Note Release Certificate"). Upon receipt by the Escrow Agent of a Note Release Certificate, the Notes listed in such Note Release Certificate shall be released from escrow and, within three (3) Business Days of such receipt, the Escrow Agent shall deliver the Notes listed in such Note Release Certificate to the party listed in such Note Release Certificate by hand delivery or by reputable overnight mail service

     14.  Deposit/Release of Reference Payment Notes On Account of Failure to
          -------------------------------------------------------------------
Pay Post-Breach Reference Payment.
---------------------------------

          (a) Upon receipt by the Escrow Agent of a certificate in the form of

Exhibit L attached hereto (a "Certificate of Deposit of Post-Breach Reference
---------
Payment Note"), together with the original promissory note described in such Certificate (the "Post-Breach Reference Payment Note"), the Escrow Agent shall hold such Post-Breach Reference Payment Note in escrow in the same manner and under the same terms and conditions as the Notes, and such Post-Breach Reference Payment Note shall constitute a "Note" for all purposes under this Escrow Agreement.

          (1) The Post-Breach Reference Payment Note shall be released to AOLA or AOLB upon receipt by the Escrow Agent of a Certificate of Release of Reference Payment Note in the form of Exhibit M attached hereto, whereupon
                                      ---------
within three (3) Business Days thereafter, the Escrow Agent shall deliver the Post-Breach Reference Payment Note to AOLA and AOLB by hand delivery or by reputable overnight mail service.

          (2) In the event that Itau exercises its exchange rights pursuant to
Section 11 hereof, AOLA, AOLB and Itau shall designate the Reference Payment Note for which the Post-Breach Reference Payment Note has been substituted, it being understood that, pursuant to the terms of the Marketing Agreement, such Reference Payment Note has been split into two substituted notes, one being the Post-Breach Reference Payment Note held in escrow by the Escrow Agent and the other being a note that has been delivered to AOLA and AOLB (the "Pre-Breach Reference Payment Note"). For purposes of Section 11 hereof, unless and until the Post-Breach Reference Payment Note is released to AOLA and AOLB, the Pre-Breach Reference Payment Note shall be deemed to be the Released Reference Payment Note. On and after the date, if any, that the Post-Breach Reference Payment Note is released to AOLB and AOLB, both the Pre-Breach Reference Payment Note and the Post-Breach Reference Payment Note, collectively, shall be deemed to be the Released Reference Payment Note.

          (b) Upon receipt by the Escrow Agent of a Certificate of Release of Reference Payment Note stating that a Reference Payment Note should be released to AOLA and AOLB on account of the fact that Itau has failed to pay a Post-Breach Reference Payment, such Reference Payment Note shall be released from escrow and delivered to AOLA and AOLB within three (3) Business Days thereafter by hand delivery or by reputable overnight mail service.

  15.  Continuation of Escrow.  Except as expressly permitted by the terms of
       ----------------------
this Escrow Agreement, or as otherwise ordered by an arbitrator or court of competent jurisdiction, none of the Notes shall be released from the escrow created by this Escrow Agreement.

  16.  Applicable Law; Arbitration.
       ---------------------------

(a) This Agreement shall be governed by and construed and interpreted in accordance with the law of the State of New York, without reference to the conflict of laws provisions thereof except for N.Y.G.O.L. (S)(S) 5-1401 and 5-1402.

(b) Any dispute, controversy or claim among AOLA, AOLB and Itau arising out of or relating to this Agreement, or the breach, termination or validity thereof ("Dispute") shall be decided by arbitration administered by the American Arbitration Association ("AAA") in accordance with the International Arbitration Rules of the AAA ("Rules"). For the purpose of any arbitration held pursuant to this Section 16, AOLA and AOLB shall act as one party and Itau shall act as one party for the purpose of the appointment of arbitrators and for the general conduct of the arbitration. The arbitration shall be conducted in New York in the English language and the award shall be rendered in New York. Any judicial proceeding by a party seeking to set aside, vacate or modify an arbitral award issued hereunder shall be filed in the United States District Court for the Southern District of New York or the New York State Courts located in New York, New York and shall be subject to the Federal Arbitration Act, 9 U.S.C. (S)(S) 1 et seq. The parties hereto consent to the exclusive
                     -- ---
     jurisdiction of the aforesaid courts for any judicial consideration of an arbitration award hereunder.

(c) Each arbitration shall be commenced by, and on the date of, the serving of a statement of claim by the claimant on the respondent ("Commencement"). The claimant shall simultaneously file such statement of claim with the AAA. The arbitral award shall be final and binding and the prevailing party may enter such award in any court having jurisdiction. The panel shall order all expenses and costs of an arbitration, including reasonable counsel and consultant fees, to be paid by the non-prevailing party. In a proceeding in which both parties prevail on different issues in dispute, the panel shall provide in its award for an apportionment of such expenses and costs reasonably reflecting the relative significance of the issues decided. Any disputes as to the reasonableness of counsel fees or other expenses or costs of the prevailing party shall be decided by the same panel. The arbitral award shall incorporate the amount of costs and fees to be paid by the non-prevailing party. By agreeing to arbitration, the parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings. However, the parties agree that any such relief in aid of arbitration shall be sought exclusively in the United States District Court for the Southern District of New York or the New York State Courts located in New York, New York. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies or to order any party or parties to request that a court modify or vacate any temporary or preliminary relief issued by that court, and to award damages for the failure of any party to comply with the arbitral tribunal's orders to that effect. The parties shall use commercially reasonable efforts to facilitate the expeditious resolution of any Disputes.

(d) With respect to any arbitration commenced pursuant to this Section 16, the following specific schedule and content of proceedings shall be adhered to by the parties, unless otherwise mutually agreed:

(1) Within thirty (30) days after the execution of this Agreement, the parties, in consultation with the Escrow Agent, shall pre-select a single arbitrator to hear any such Dispute and at least two additional back-up arbitrators who will, in the order ranked by the parties, serve if the first chosen arbitrator is unable to serve on the schedule required hereunder. If the parties are unable to agree on the arbitrators within said thirty (30) days, either or both parties shall immediately request the AAA to make such selection after furnishing the parties a list of no less than ten (10) qualified arbitrators. Within ten (10) days after receipt of such list, each party shall return said list to the AAA in which it shall have stricken three (3) of the arbitrator candidates and ranked the remaining arbitrator candidates remaining on the list 1 through 7, 1 being the party's first choice. The AAA shall select one arbitrator and two back-up arbitrators in order of their combined ranking by the parties. Upon selection, the arbitrators shall be provided a copy of this Escrow Agreement and other information either party considers useful to the arbitrator for purposes of being prepared to consider such Dispute. As provided in this Section, the place of arbitration shall be New York and the award shall be rendered in New York; however, the arbitrator shall have discretion to hold evidentiary hearings in Brazil or elsewhere where appropriate to expedite the proceeding.

(2) Immediately upon commencement, the party initiating the arbitration shall contact the first ranking pre-selected arbitrator and request their service on the schedule set forth herein. In the event that person is not able to commit to this schedule, the back-up arbitrators shall be similarly contacted in their order of ranking. The first arbitrator in the ranking to commit to the schedule shall be the selected arbitrator. Within five
     (5) days after notification by either party to the other party and the selected arbitrator of such a Dispute, the arbitrator shall meet with the parties and determine the information to be provided by the parties and the schedule upon which the arbitration shall proceed; provided, however, that
                                                        --------  -------
     such proceedings shall, unless the parties agree otherwise, be concluded and a final award rendered no more than thirty (30) days after the receipt by the parties and the selected arbitrator of the notice of the Dispute.
     An award rendered hereunder shall be valid and binding notwithstanding the failure of the arbitrator to render the award within the schedule set forth herein or as mutually amended by the parties. The parties specifically agree not to move to set aside or refuse enforcement of such award on the basis that it was not timely rendered and irrevocably waive any right to do so.

(e) Unless mutually agreed by the parties, there shall be no joinder or consolidation of a Dispute hereunder with any other Dispute.

(f) In the case of all arbitration proceedings hereunder, the award of the single arbitrator or tribunal shall be final and fully effective as between the parties when the award is issued to the parties without regard to the filing by any party of judicial proceedings seeking to set aside, vacate or modify the award. In the event that judicial proceedings are filed as to any award and a final judicial determination is made setting aside, vacating or modifying the award, the parties shall take all appropriate actions to comply with such determination, including the revocation or unwinding of any actions taken or restoration of any payments made pursuant to the arbitral award with interest thereon at the prevailing rate.

(g) The parties shall continue to perform their obligations hereunder during the pendency of any arbitral proceeding.

  17.  Limitation of Disputes.  AOLA, AOLB and Itau hereby agree that any claim,
       ----------------------
counterclaim, defense, setoff, offset, dispute or controversy arising among the parties under the Marketing Agreement shall not constitute a claim, counterclaim, defense, setoff, offset, dispute or controversy under this Escrow Agreement, nor shall it impair, delay or affect the operation or interpretation of the terms of this Escrow Agreement. The rights and obligations of the parties hereto are separate and independent from the rights and obligations of the parties under the Marketing Agreement.

  18.  Escrow Agent.
       ------------

(a) The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. The Escrow Agent may conclusively rely and shall be protected in acting or refraining from acting upon any written notice, request, waiver, consent, receipt or other paper or document from any duly authorized officer or agent of AOLA, AOLB or Itau, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth of any information therein contained that the Escrow Agent in good faith believes to be genuine and as to which the Escrow Agent shall have no actual notice of invalidity, lack of authority or other deficiency; provided, that this
     Section 18(a) shall in no way authorize the Escrow Agent to deviate from or fail to comply with the express terms of this Escrow Agreement.

(b) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except for any liability arising from its (i) failure to comply with the terms of this Escrow Agreement or (ii) own gross negligence, willful misconduct or bad faith. In the event of any dispute between or conflicting claims by or among AOLA, AOLB, Itau and/or any other person or entity with respect to any of the

     Notes, the Escrow Agent shall not be or become liable in any way to AOLA, AOLB and Itau for complying with the terms of this Escrow Agreement.

(c) The Escrow Agent shall be entitled to consult with competent and responsible counsel of its choice with respect to the interpretation of the provisions hereof, and any other legal matters relating hereto, and shall be fully protected in taking any action or omitting to take any action in good faith in accordance with the advice of such counsel.

(d) AOLA, AOLB and Itau jointly and severally agree to reimburse, indemnify and hold the Escrow Agent harmless from any and all claims, liabilities, damages, costs, payments and expenses of the Escrow Agent in connection with its performance of its duties hereunder, including without limitation, fees and expenses of counsel (who may be selected by the Escrow Agent) for court actions, any transfer taxes or other taxes relating to the Notes incurred in connection herewith, or for anything done or omitted by it in the performance of this Escrow Agreement, except as a result of the Escrow Agent's (i) failure to comply with the terms of this Escrow Agreement or
     (ii) own gross negligence, willful misconduct or bad faith.

(e) All expenses of the Escrow Agent for its services hereunder (including fees and expenses of legal counsel) shall be paid one half by AOLA and AOLB and one half by Itau.

(f) None of the provisions contained in this Escrow Agreement shall cause the Escrow Agent to advance its own funds in the performance of their duties herein described.

(g) The Escrow Agent shall not by reason of serving as Escrow Agent hereunder be prohibited from providing other services to any party hereto.

(h) Upon the release from escrow of any Notes and the delivery of such Notes as provided in this Escrow Agreement, the Escrow Agent shall have no further duties with respect to such Notes.

(i) Upon the occurrence of the Termination Date and the fulfillment of all duties of the Escrow Agent hereunder, the Escrow Agent shall cease to be the Escrow Agent hereunder and shall have no further duties or obligations under this Escrow Agreement.

(j) The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or instruments deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document or instrument.

(k) The Escrow Agent does not have any interest in the Notes deposited hereunder but is serving as escrow holder only and having only possession thereof.

(l) If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Notes in escrow (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Notes), the Escrow Agent shall immediately deliver a copy of such process by hand delivery or by reputable overnight mail service to AOLA, AOLB and Itau. The Escrow Agent is authorized to comply with such process in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

  19.  Successor Escrow Agent.  The Escrow Agent, or any successor, may resign
       ----------------------
at any time upon giving written notice to AOLA, AOLB and Itau thirty (30) days before such resignation shall take effect. In addition, AOLA, AOLB and Itau may terminate the Escrow Agent's appointment as escrow agent upon giving written notice (jointly signed by AOLA, AOLB and Itau) to the Escrow Agent thirty (30) days before such termination shall take effect. If the Escrow Agent shall resign, be terminated or be unable to serve, then it shall be succeeded by a successor escrow agent jointly named by AOLA, AOLB and Itau in such thirty (30) day period, or if no such appointment is made by that time, then appointed by a court of competent jurisdiction upon petition by the Escrow Agent, AOLA, AOLB or Itau (in which action the other parties shall be afforded a reasonable opportunity to participate) to appoint a successor escrow agent. The Escrow Agent so removed shall deliver the Notes or any documents held in escrow hereunder to its successor and shall thereupon be discharged, and the successor shall thereupon succeed to all of the rights, powers and duties and shall assume all of the obligations of the Escrow Agent originally named in this Escrow Agreement. Upon such delivery of the Notes and any other documents, the Escrow Agent shall have no further duties, responsibilities or obligations under this Escrow Agreement. The successor Escrow Agent shall be a United States bank or trust company with assets of at least $50,000,000 and with a place of business in New York, New York.

  20.  Termination.  Unless extended in writing by the parties hereto, the
       -----------
escrow provided for in this Escrow Agreement shall expire on the earlier of:

(a) the date set forth in a certificate signed by AOLA, AOLB and Itau in the form attached hereto as Exhibit N (a "Termination Date Certificate");
                             ---------

(b) the date determined by an arbitrator appointed pursuant to the Marketing Agreement as being the date upon which this Escrow Agreement terminates, or;

(c) the date which is the later of (i) the date that all of the Notes have been released from the escrow created by this Escrow Agreement, and (ii) thirty
     (30) days after the date upon which all Disputes under this Escrow Agreement are determined by a final decision or award of an arbitrator in accordance with Section 16 hereof (the "Termination Date").

  21.  Notices; Addresses for Delivery of Notes.  Whenever any Note is required
       ----------------------------------------
to be delivered pursuant to the terms of this Escrow Agreement, such Note shall be delivered to the party at its address listed below, including any changes to such address as permitted by the terms of this Section. For purposes of determining the date upon which a Note is delivered to a party within the meaning of this Escrow Agreement, delivery shall be deemed to have been made, in the case of hand delivery, on the date such Note is received by such party and, in the case of overnight mail, on the day such Note is given to such overnight mail service, postage pre-paid; provided, however, notices to the Escrow Agent shall be deemed to be given when actually received by the Escrow Agent at its address listed below. All other notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when received, if personally delivered or sent by facsimile transmission, on the following day if sent by overnight mail, or five (5) days after deposited in the U.S. mail for delivery by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

  If to AOLA and AOLB to:

                    AOL Latin America, Inc
                    600 N. Andrews Avenue, Suite 500.
                    Fort Lauderdale, FL 33309
                    Fax:  (954) 233-1801
                    Attention:  President

  with a copy, which shall not constitute notice, to:

                    Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center
                    Boston, MA  02111
                    Fax:  (617) 542-2241
                    Attention:  Peter S. Lawrence, Esq.

  If to Itau:

                    Banco Itau, S.A.
                    Rua Boa Vista, 176
                    Sao Paulo - SP - Brazil
                    Attention:  President and CEO
                    Fax:  55-11-237-3030

  With a copy, which shall not constitute notice, to:

                    Skadden, Arps, Slate, Meagher & Flom, L.L.P.
                    4 Times Square
                    New York, NY  10036
                    Fax:  212-735-2000
                    Attention:  Paul T. Schnell, Esq.

  If to the Escrow Agent to:

                    The Bank Of New York
                    101 Barclay Street, 21W
                    New York, NY  10286
                    Fax:  212-815-5190
                    Attention:  Insurance and Escrow Group


  Addresses may be changed by written notice given pursuant to this Section 21. Any notice given hereunder may be given on behalf of any party by such party's counsel or other authorized representative. The Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by AOLA, AOLB or Itau or by a person or persons authorized by them.

  22.  Further Documents.  Each party hereto agrees to execute such other and
       -----------------
further documents as may be necessary to carry out the intent of this Escrow Agreement, if reasonably requested by any other party hereto.

  23.  Waivers.  The failure in any one or more instances of a party hereto to
       -------
insist upon performance of any of the terms, covenants or conditions of this Escrow Agreement, to exercise any right or privilege conferred in this Escrow Agreement or the waiver by said party of any breach of any of the terms, covenants or conditions of this Escrow Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance of waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

  24.  Counterparts.  This Escrow Agreement may be executed in two or more
       ------------
counterparts, each of which shall be deemed to be an original and all such counterparts shall constitute but one instrument.

  25.  Force Majeure.  No party hereto shall be responsible for delays or
       -------------
failures in performance under this Escrow Agreement resulting from acts beyond such party's control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts or war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

  26.  Severability.  The invalidity of any provision of this Escrow Agreement
       ------------
or portion of a provision shall not affect the validity of any other provision of this Escrow Agreement or the remaining portion of the applicable provision.

  27.  Preservation of Remedies.  Except as provided in Section 16 hereof, no
       ------------------------
right or remedy herein conferred upon or reserved to any party hereto is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Without limiting the foregoing, nothing herein shall limit AOLA's or AOLB's recourse to Itau for any amounts due under the Marketing Agreement, and neither AOLA nor AOLB shall be obligated to exercise its rights under this Escrow Agreement prior to taking other actions available to it under the Marketing Agreement or at law or in equity or otherwise with respect to any amounts due under the Marketing Agreement. AOLA and AOLB shall have the right and discretion to proceed with any and all remedies available to them under this Escrow Agreement, the Marketing Agreement or otherwise, in such order, or simultaneously, as they shall determine in their sole discretion.

  28.  Applicable Law.  This Escrow Agreement shall be governed by the law of
       --------------
the State of New York without giving effect to the conflict of law principles thereof.

  29.  Binding Effect.  This Escrow Agreement shall inure to the benefit of and
       --------------
be binding upon, and enforceable by, the parties hereto and their successors and permitted assigns.

  30.  Assignability.  This Escrow Agreement shall not be transferable or
       -------------
assignable by any party hereto without the prior written consent of the other parties. Any attempted transfer or assignment other than as permitted above shall be null and void.

  31.  Amendments.  This Escrow Agreement shall not be modified, amended or
       ----------
supplemented, except pursuant to an instrument in writing executed and delivered on behalf of each of the parties hereto. Should AOLA, AOLB and Itau attempt to change this Escrow Agreement in a manner that would increase the duties or responsibilities of the Escrow Agent, the Escrow Agent may resign as Escrow Agent in accordance with the terms of Section 18 of this Escrow Agreement.

  32.  Headings.  The headings and captions contained in this Escrow Agreement
       --------
are for convenience of reference only and shall not affect the meaning or interpretation of this Escrow Agreement.

  33.  Entire Agreement.  This Escrow Agreement sets forth the entire agreement
       ----------------
and understanding with respect to the escrow transactions described herein and supersedes all prior agreements, arrangements and undertakings, whether oral or written, relating to the subject matter hereof.

  34.  Confidentiality.  No printed or other material in any language, including
       ---------------
prospectuses, notices, reports, and promotional material which mentions "The Bank of New York" by name shall be publicly issued by any other parties hereto, or on such party's behalf, without the prior written consent of the Escrow Agent, unless such issuance is required by law.

  35.  Due Authorization.  Each of AOLA, AOLB and Itau hereby represents and
       -----------------
warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, and (b) that the execution, delivery and performance of this Escrow Agreement by AOLA, AOLB and Itau do not and will not violate any applicable law or regulation.

  36.  Survival of Sections.  The provisions of Sections 16, 18 and 29 shall
       --------------------
survive the termination of this Escrow Agreement or the resignation or removal of the Escrow Agent.

  37.  No Third Party Beneficiary.  This Escrow Agreement is for the exclusive
       --------------------------
benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

  IN WITNESS WHEREOF, the parties hereto have executed or caused this Escrow Agreement to be executed as an instrument under seal by their duly authorized representatives, as of the date first above written.

                                        AMERICA ONLINE LATIN AMERICA, INC.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        AOL BRASIL LTDA.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        BANCO ITAU, S.A.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:


                                        THE BANK OF NEW YORK, as Escrow Agent



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT A

                        REFERENCE PAYMENT NOTES (BRAZIL)

                                NOTA PROMISSORIA

Pagarei a America Online Latin America, Inc., uma sociedade devidamente organizada e existente em conformidade com as leis de ___________, com sede em ________________________(endereco completo), por esta nota promissoria, a quantia em Reais equivalente a US$______________________ (___________), pelo cambio do dia do pagamento, a taxa de venda do dolar norte-americano, divulgada pelo Banco Central do Brasil (PTAX 800-opcao 5), acrescida, na mora, de juros de 9% a.a. ou pro rata die.

Esta nota promissoria tem vencimento a vista, podendo ser apresentada, para pagamento, no prazo de 10 (dez) anos, a contar da data de sua emissao.

Esta nota promissoria e nao endossavel, exceto para a AOL Brasil Ltda.

Praca de pagamento: Sao Paulo (SP), Brasil

Local de emissao: Sao Paulo (SP), Brasil

Data de emissao: __ de ________de 2000.

Emitente:
Banco Itau S.A.
CNPJ no.__________________              __________________________________
Endereco:                                  Nome:
                                           Cargo:

                                        __________________________________
                                           Nome:
                                           Cargo:

Bom para Aval:

Itaucorp ___(razao social completa)
CNPJ no.__________________              __________________________________
Endereco:    Nome:
  Cargo:

                                        __________________________________
                                           Nome:
                                           Cargo:

                                   EXHIBIT B

                       REFERENCE PAYMENT NOTES (CAYMANS)

                                PROMISSORY NOTE



US   ________________$_________, 20__


FOR VALUE RECEIVED, the undersigned, BANCO ITAU, S.A., GRAND CAYMAN BRANCH, a bank organized under the laws of Brazil and registered as a foreign company in the Cayman Islands (hereinafter called the "Maker"), promises to pay to the order of AMERICA ONLINE LATIN AMERICA, INC., a company organized under the laws of the State of Delaware of the United States of America (hereinafter called the "Holder"), the principal sum of ____________________________ ($____________)
U.S. DOLLARS.

Principal shall be payable on demand by the Holder at the offices of Maples and Calder, PO Box 309, Ugland House, George Town, Grand Cayman, Cayman Islands or at such other place as the Holder may designate in writing.

Notwithstanding any provisions to the contrary herein contained, during the period of any Default (as defined below) under the terms of this Note, the interest rate on the entire indebtedness then outstanding shall be at the rate of 9% per annum. Interest shall be computed daily from the date of Default and continuing until such Default is cured. The total charges for interest and in the nature of interest shall not exceed the maximum amount allowed by law, and any excess portion of such charges that may have been paid shall be deemed to have been prepayments of principal.

The Maker shall be in default of this Note (a "Default") if: (i) the principal is not received by the Holder on the due date of payment; (ii) the Maker shall not be in compliance with any of the terms of this Note. Upon any Default hereunder, the Maker agrees to pay all costs of collection, including all costs and a reasonable attorneys' fee, in case the principal of this Note or interest thereon is not paid on the respective due dates whether suit be brought or not.

This Note may be assigned by the Holder only to AOL Brasil Ltda, a Brazilian limited liability quota company, but may not otherwise be assigned, transferred or endorsed.

Any failure of the Holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

The sums due under this Note shall not be subject to set-off, deduction, or claims in the nature thereof which any the Maker may have against the holder hereof; the Maker hereby waives any such claim of set-off, deduction, or any claim in the nature thereof.

Each provision of this Note is intended to be severable and the invalidity or illegality of any portion of this Note shall not affect the validity or legality of the remainder hereof.

This Note shall be governed by, and interpreted in accordance with, the laws of the Cayman Islands. The Maker agrees that the Courts of the Cayman Islands shall have exclusive jurisdiction to hear any dispute (including claims for set off and counterclaims) which may arise in connection with the validity, effect, interpretation or performance of this Note or otherwise arising in connection with this Note. The Maker agrees not to challenge the jurisdiction of the Courts of the Cayman Islands whether on forum non conveniens grounds or otherwise.

This Note constitutes the entire agreement between the Maker and the Holder relating to the subject matter of this Note. The Maker acknowledges and confirms that in entering into this Note it is not relying upon any statement or representation made by or on behalf of the Holder, whether or not in writing, at any time prior to execution of this Note which is not expressly set out herein. The Maker expressly agrees that it will not have any right of action in relation to any statement or representation, whether oral or written, made on behalf of any of the Holder in the course of any negotiations which preceded the execution of this Note, unless such statements or representations were made fraudulently.

The Maker appoints the firm listed below as agent for service of process and any other documents in proceedings in any legal proceedings in the Cayman Islands in connection with this Note. Any writ, judgment or other notice or legal process shall be sufficiently served on the relevant firm if delivered to that firm at its address for the time being. The Maker undertakes not to revoke the authority of that firm to act as agent for such service unless it first appoints a substitute agent for service of process reasonably acceptable to the Holder:

Scotiabank (Cayman Islands) Ltd.
Scotia Centre
6, Cardinal Avenue
George Town
Grand Cayman
Cayman Islands

BANCO ITAU, S.A., GRAND CAYMAN BRANCH

By:                                             Its:

                                   EXHIBIT C

                         TERMINATION FEE NOTES (BRAZIL)

                                NOTA PROMISSORIA

Pagarei a America Online Latin America, Inc., uma sociedade devidamente organizada e existente em conformidade com as leis de ___________, com sede em ________________________(endereco completo), por esta nota promissoria, a quantia em Reais equivalente a US$______________________ (___________), pelo cambio do dia do pagamento, a taxa de venda do dolar norte-americano, divulgada pelo Banco Central do Brasil (PTAX 800-opcao 5), acrescida, na mora, de juros de 9% a.a. ou pro rata die.

Esta nota promissoria tem vencimento a vista, podendo ser apresentada, para pagamento, no prazo de 10 (dez) anos, a contar da data de sua emissao.

Esta nota promissoria e nao endossavel, exceto para a AOL Brasil Ltda.

Praca de pagamento: Sao Paulo (SP), Brasil

Local de emissao: Sao Paulo (SP), Brasil

Data de emissao: __ de ________de 2000.

Emitente:
Banco Itau S.A.
CNPJ no.__________________              __________________________________
Endereco:                                  Nome:
                                           Cargo:

                                        __________________________________
                                           Nome:
                                           Cargo:
Bom para Aval:

Itaucorp ___(razao social completa)
CNPJ no.__________________              __________________________________
Endereco:         Nome:
        Cargo:
                                        __________________________________
                                           Nome:
                                           Cargo:

                                   EXHIBIT D

                        TERMINATION FEE NOTES (CAYMANS)

                                PROMISSORY NOTE



US   ________________$_________, 20__


FOR VALUE RECEIVED, the undersigned, BANCO ITAU, S.A., GRAND CAYMAN BRANCH, a bank organized under the laws of Brazil and registered as a foreign company in the Cayman Islands (hereinafter called the "Maker"), promises to pay to the order of AMERICA ONLINE LATIN AMERICA, INC., a company organized under the laws of the State of Delaware of the United States of America (hereinafter called the "Holder"), the principal sum of ____________________________ ($____________)
U.S. DOLLARS.

Principal shall be payable on demand by the Holder at the offices of Maples and Calder, PO Box 309, Ugland House, George Town, Grand Cayman, Cayman Islands or at such other place as the Holder may designate in writing.

Notwithstanding any provisions to the contrary herein contained, during the period of any Default (as defined below) under the terms of this Note, the interest rate on the entire indebtedness then outstanding shall be at the rate of 9% per annum. Interest shall be computed daily from the date of Default and continuing until such Default is cured. The total charges for interest and in the nature of interest shall not exceed the maximum amount allowed by law, and any excess portion of such charges that may have been paid shall be deemed to have been prepayments of principal.

The Maker shall be in default of this Note (a "Default") if: (i) the principal is not received by the Holder on the due date of payment; (ii) the Maker shall not be in compliance with any of the terms of this Note. Upon any Default hereunder, the Maker agrees to pay all costs of collection, including all costs and a reasonable attorneys' fee, in case the principal of this Note or interest thereon is not paid on the respective due dates whether suit be brought or not.

This Note may be assigned by the Holder only to AOL Brasil Ltda, a Brazilian limited liability quota company, but may not otherwise be assigned, transferred or endorsed.

Any failure of the Holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

The sums due under this Note shall not be subject to set-off, deduction, or claims in the nature thereof which any the Maker may have against the holder hereof; the Maker hereby waives any such claim of set-off, deduction, or any claim in the nature thereof.

Each provision of this Note is intended to be severable and the invalidity or illegality of any portion of this Note shall not affect the validity or legality of the remainder hereof.

This Note shall be governed by, and interpreted in accordance with, the laws of the Cayman Islands. The Maker agrees that the Courts of the Cayman Islands shall have exclusive jurisdiction to hear any dispute (including claims for set off and counterclaims) which may arise in connection with the validity, effect, interpretation or performance of this Note or otherwise arising in connection with this Note. The Maker agrees not to challenge the jurisdiction of the Courts of the Cayman Islands whether on forum non conveniens grounds or otherwise.

This Note constitutes the entire agreement between the Maker and the Holder relating to the subject matter of this Note. The Maker acknowledges and confirms that in entering into this Note it is not relying upon any statement or representation made by or on behalf of the Holder, whether or not in writing, at any time prior to execution of this Note which is not expressly set out herein. The Maker expressly agrees that it will not have any right of action in relation to any statement or representation, whether oral or written, made on behalf of any of the Holder in the course of any negotiations which preceded the execution of this Note, unless such statements or representations were made fraudulently.

The Maker appoints the firm listed below as agent for service of process and any other documents in proceedings in any legal proceedings in the Cayman Islands in connection with this Note. Any writ, judgment or other notice or legal process shall be sufficiently served on the relevant firm if delivered to that firm at its address for the time being. The Maker undertakes not to revoke the authority of that firm to act as agent for such service unless it first appoints a substitute agent for service of process reasonably acceptable to the Holder:

Scotiabank (Cayman Islands) Ltd.
Scotia Centre
6, Cardinal Avenue
George Town
Grand Cayman
Cayman Islands

BANCO ITAU, S.A., GRAND CAYMAN BRANCH

By:                                             Its:

                                   EXHIBIT E

                          ANNIVERSARY DATE CERTIFICATE

  The undersigned hereby certifies to The Bank of New York (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

  1. The undersigned are "AOLA," "AOLB" and "Itau" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

  2. This Anniversary Date Certificate is submitted to the Escrow Agent in connection with the Escrow Agreement.

  3. For purposes of the Escrow Agreement, the [first][second][third][fourth][fifth][sixth] "Anniversary Date" shall be deemed to be _____________________, 20___.

  IN WITNESS WHEREOF, the undersigned has executed this Anniversary Date Certificate as of the ____ day of _______, 20___.

                                        AMERICA ONLINE LATIN AMERICA, INC.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        AOL BRASIL LTDA.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        BANCO ITAU, S.A.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT F

                            LAUNCH DATE CERTIFICATE

  The undersigned hereby certifies to The Bank of New York (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

  1. The undersigned are "AOLA," "AOLB" and "Itau" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

  2. This Launch Date Certificate is submitted to the Escrow Agent in connection with the Escrow Agreement.

  3. For purposes of the Escrow Agreement, the "Launch Date" shall be deemed to be _____________________, 20___.

IN WITNESS WHEREOF, the undersigned has executed this Launch Date Certificate as of the ____ day of _______, 20___.

                                        AMERICA ONLINE LATIN AMERICA, INC.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        AOL BRASIL LTDA.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        BANCO ITAU, S.A.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT G

                     AUDIT CERTIFICATE (REFERENCE PAYMENTS)

  The undersigned hereby certifies to The Bank of New York (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

  1. The undersigned is the duly appointed Auditor pursuant to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

  2. This Audit Certificate (Reference Payments) is submitted to the Escrow Agent in connection with the Escrow Agreement.

  3. In accordance with the terms of the Marketing Agreement, the Auditor has completed an Audit and has concluded that the Reference Payment as of the [first][second][third][fourth][fifth] Anniversary Date is
$____________________________ (USD).

                                       OR

  3. In accordance with the terms of the Marketing Agreement, the Auditor has concluded that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of the [first][second][third][fourth][fifth] Anniversary Date. Therefore, the Reference Payment with respect to such Anniversary Date is $_________________
(USD).

  IN WITNESS WHEREOF, the undersigned has executed this Audit Certificate (Reference Payments) as of the ____ day of _______, 20___.

                                        [THE AUDITOR]



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT H

                   NOTICE OF ENTITLEMENT TO RELEASE OF NOTES

  The undersigned, as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the undersigned, hereby gives notice to AOLA, AOLB and Itau as follows (capitalized terms not defined herein shall have the meanings given to such terms in the Escrow Agreement):

1. This Notice of Entitlement to Release of Notes is provided to AOLA, AOLB and Itau by the Escrow Agent in connection with the Escrow Agreement.

2. On [DATE], the Escrow Agent received an Audit Certificate (Reference Payments) with respect to Reference Payments owing by Itau as of the [first][second][third][fourth][fifth] Anniversary Date, a copy of which is attached hereto as Exhibit A.
                   ---------

                                       OR

  2. On [DATE], the Escrow Agent received an [arbitration award][court decision] with respect to a [Termination Fee][Acceleration Payment] owing by Itau, a copy of which is attached hereto as Exhibit A.
                                            ---------

  IN WITNESS WHEREOF, the undersigned has executed this Notice of Entitlement to Release of Notes as of the ____ day of _______, 20___.


                                        THE BANK OF NEW YORK,
                                        As Escrow Agent



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT I

                               CLAIM CERTIFICATE

  The undersigned hereby certifies to The Bank of New York (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

  1. The undersigned are "AOLA," and "AOLB" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

  2. This Claim Certificate is submitted to the Escrow Agent in connection with the Escrow Agreement.

  3. The undersigned hereby certify to the Escrow Agent that AOLA and AOLB have made a claim against Itau under the Marketing Agreement, which claim has not been finally resolved, and such claim relates to the Notes listed below.

     [First Anniversary Reference Payment Note (Brazil)]
     [Second Anniversary Reference Payment Note (Brazil)]
     [Third Anniversary Reference Payment Note (Brazil)]
     [Fourth Anniversary Reference Payment Note (Brazil)]
     [Fifth Anniversary Reference Payment Note (Brazil)]

     [First Anniversary Reference Payment Note (Caymans)]
     [Second Anniversary Reference Payment Note (Caymans)]
     [Third Anniversary Reference Payment Note (Caymans)]
     [Fourth Anniversary Reference Payment Note (Caymans)]
     [Fifth Anniversary Reference Payment Note (Caymans)]

     [First Anniversary Termination Fee Note (Brazil)]
     [Second Anniversary Termination Fee Note (Brazil)]
     [Third Anniversary Termination Fee Note (Brazil)]
     [Fourth Anniversary Termination Fee Note (Brazil)]
     [Fifth Anniversary Termination Fee Note (Brazil)]

     [First Anniversary Termination Fee Note (Caymans)]
     [Second Anniversary Termination Fee Note (Caymans)]
     [Third Anniversary Termination Fee Note (Caymans)]
     [Fourth Anniversary Termination Fee Note (Caymans)]
     [Fifth Anniversary Termination Fee Note (Caymans)]

IN WITNESS WHEREOF, the undersigned has executed this Claim Certificate as of the ____ day of _______, 20___.

                                        AMERICA ONLINE LATIN AMERICA, INC.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        AOL BRASIL LTDA.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT J

                   AUDIT CERTIFICATE (CAYMANS FINANCIAL TEST)

  The undersigned hereby certifies to The Bank of New York (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

  1. The undersigned is the duly appointed Auditor pursuant to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

  2. This Audit Certificate (Caymans Financial Test) is submitted to the Escrow Agent in connection with the Escrow Agreement.

  3. In accordance with the terms of the Marketing Agreement, the Auditor has determined that Itau does not comply with the Caymans Financial Test (as such term is defined in the Escrow Agreement).

  4. The maximum amount of all Reference Payments, Acceleration Payments and Termination Fees that could become due and payable from Itau to AOLA or AOLB pursuant to the terms of the Marketing Agreement on and after the date of this Audit Certificate (Caymans Financial Test) is $______________________.

  5. The largest stated principal balance of any of the Termination Fee Notes remaining in escrow is $____________________. The Termination Fee Note (Brazil) and Termination Fee Note (Caymans) having such stated principal balance are set forth below:

     [First Anniversary Termination Fee Note (Brazil) and First Anniversary Termination Fee Note (Caymans)]

     [Second Anniversary Termination Fee Note (Brazil) and Second Anniversary Termination Fee Note (Caymans)]

     [Third Anniversary Termination Fee Note (Brazil) and Third Anniversary Termination Fee Note (Caymans)]
     ]
     [Fourth Anniversary Termination Fee Note (Brazil) and Fourth Anniversary Termination Fee Note (Caymans)]

     [Fifth Anniversary Termination Fee Note (Brazil) and Fifth Anniversary Termination Fee Note (Caymans)]

For purposes of Section 10 of the Escrow Agreement, the foregoing Termination Fee Notes are the Termination Fee Note (Brazil) and the Termination Fee Note (Caymans) listed in this Audit Certificate (Caymans Financial Test).

  6. The amount by which the maximum of all Reference Payments, Acceleration Payments and Termination Fees that could become due and payable from Itau to AOLA or AOLB pursuant to the terms of the Marketing Agreement on and after the date of this Audit Certificate (Caymans Financial Test) exceeds the stated principal amount of either the Termination Fee Note (Brazil) or the Termination Fee Note (Caymans) listed above is $__________________. The Reference Payment Notes remaining in escrow which, in the aggregate, have a principal balance exceeding such difference by the smallest amount are set forth below (for purposes of this sentence, the stated principal balances of a Reference Payment Note (Brazil) and a Reference Payment Note (Caymans) corresponding to the same Anniversary Date are counted only once):

     [First Anniversary Reference Payment Note (Brazil) and First Anniversary Reference Payment Note (Caymans)]

     [Second Anniversary Reference Payment Note (Brazil) and Second Anniversary Reference Payment Note (Caymans)]

     [Third Anniversary Reference Payment Note (Brazil) and Third Anniversary Reference Payment Note (Caymans)]

     [Fourth Anniversary Reference Payment Note (Brazil) and Fourth Anniversary Reference Payment Note (Caymans)]

     [Fifth Anniversary Reference Payment Note (Brazil) and Fifth Anniversary Reference Payment Note (Caymans)]

For purposes of Section 10 of the Escrow Agreement, the foregoing Reference Payment Notes are the Reference Payment Note (Brazil) and the Reference Payment Note (Caymans) listed in this Audit Certificate (Caymans Financial Test).

  IN WITNESS WHEREOF, the undersigned has executed this Audit Certificate (Caymans Financial Test) as of the ____ day of _______, 20___.

                                        [THE AUDITOR]



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT K

                            NOTE RELEASE CERTIFICATE

  The undersigned hereby certifies to The Bank of New York (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

  1. The undersigned are "AOLA," "AOLB" and "Itau" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

  2. This Note Release Certificate is submitted to the Escrow Agent in connection with the Escrow Agreement.

  3. The undersigned hereby direct the Escrow Agent that the following Notes (as such term is defined in the Escrow Agreement) shall be delivered to [AOLA and AOLB] [Itau] at its address as set forth in the Escrow Agreement and that such Notes shall be released from the escrow created by the Escrow Agreement:

     [First Anniversary Reference Payment Note (Brazil)]
     [Second Anniversary Reference Payment Note (Brazil)]
     [Third Anniversary Reference Payment Note (Brazil)]
     [Fourth Anniversary Reference Payment Note (Brazil)]
     [Fifth Anniversary Reference Payment Note (Brazil)]

     [First Anniversary Reference Payment Note (Caymans)]
     [Second Anniversary Reference Payment Note (Caymans)]
     [Third Anniversary Reference Payment Note (Caymans)]
     [Fourth Anniversary Reference Payment Note (Caymans)]
     [Fifth Anniversary Reference Payment Note (Caymans)]

     [First Anniversary Termination Fee Note (Brazil)]
     [Second Anniversary Termination Fee Note (Brazil)]
     [Third Anniversary Termination Fee Note (Brazil)]
     [Fourth Anniversary Termination Fee Note (Brazil)]
     [Fifth Anniversary Termination Fee Note (Brazil)]

     [First Anniversary Termination Fee Note (Caymans)]
     [Second Anniversary Termination Fee Note (Caymans)]
     [Third Anniversary Termination Fee Note (Caymans)]
     [Fourth Anniversary Termination Fee Note (Caymans)]
     [Fifth Anniversary Termination Fee Note (Caymans)]

IN WITNESS WHEREOF, the undersigned has executed this Note Release Certificate as of the ____ day of _______, 20___.

                                        AMERICA ONLINE LATIN AMERICA, INC.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        AOL BRASIL LTDA.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        BANCO ITAU, S.A.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT L

          CERTIFICATE OF DEPOSIT OF POST-BREACH REFERENCE PAYMENT NOTE

  The undersigned hereby certifies to _______________________________ (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of ______________ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian ________________, and the Escrow Agent, as follows:

  1. The undersigned are "AOLA," "AOLB" and "Itau" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

  2. This Certificate of Deposit of Post-Breach Reference Payment Note is submitted to the Escrow Agent in connection with the Escrow Agreement.

  3. Attached hereto is the original of the following described promissory note:

[DESCRIBE POST-BREACH REFERENCE PAYMENT NOTE TO BE HELD IN ESCROW]

     4. The attached promissory note is a "Post-Breach Reference Payment Note" as such term is defined in the Escrow Agreement. The undersigned hereby deliver the Post-Breach Reference Payment Note to the Escrow Agent and direct the Escrow Agent to hold the Post-Breach Reference Payment Note in escrow pursuant to the Escrow Agreement in the same manner and under the same terms and conditions as the Notes. The Post-Breach Reference Payment Note shall constitute a "Note" for all purposes under the Escrow Agreement.

  IN WITNESS WHEREOF, the undersigned has executed this Certificate of Deposit of Post-Breach Reference Payment Note as of the ____ day of _______, 20___.

                                        AMERICA ONLINE LATIN AMERICA, INC.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        AOL BRASIL LTDA.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        BANCO ITAU, S.A.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT M

                CERTIFICATE OF RELEASE OF REFERENCE PAYMENT NOTE

  The undersigned hereby certifies to _______________________________ (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of ______________ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian ________________, and the Escrow Agent, as follows:

  1. The undersigned are "AOLA" and "AOLB" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

  2. This Certificate of Release of Post-Breach Reference Payment Note is submitted to the Escrow Agent in connection with the Escrow Agreement.

     3. The undersigned hereby certify to the Escrow Agent that an arbitrator has determined that a Material AOLB Breach has not occurred, or if such breach has occurred, that Itau has elected to continue the Marketing Agreement. Pursuant to Section 8.3 of the Marketing Agreement, AOLA and AOLB are entitled to release from escrow, and to receive, the Post-Breach Reference Payment Note described as follows:

     [DESCRIPTION OF POST-BREACH REFERENCE PAYMENT NOTE]

                                       OR

  3. The undersigned hereby certify to the Escrow Agent that Itau has failed to pay a Post-Breach Reference Payment that is currently due and owing, and that, pursuant to Section 8.3(c), the undersigned are entitled to release from escrow, and to receive, the Reference Payment Note described as follows:

     [DESCRIPTION OF REFERENCE PAYMENT NOTE]

  IN WITNESS WHEREOF, the undersigned has executed this Certificate of Release of Reference Payment Note as of the ____ day of _______, 20___.

                                        AMERICA ONLINE LATIN AMERICA, INC.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        AOL BRASIL LTDA.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT N

                          TERMINATION DATE CERTIFICATE

  The undersigned hereby certifies to The Bank of New York (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

  1. The undersigned are "AOLA," "AOLB" and "Itau" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

  2. This Termination Date Certificate is submitted to the Escrow Agent in connection with the Escrow Agreement.

  3. For purposes of the Escrow Agreement, the "Termination Date" shall be deemed to be _____________________, 20___.

  IN WITNESS WHEREOF, the undersigned has executed this Termination Date Certificate as of the ____ day of _______, 20___.

                                        AMERICA ONLINE LATIN AMERICA, INC.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        AOL BRASIL LTDA.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        BANCO ITAU, S.A.



                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                      N-2